EXHIBIT 99.3

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-149190) of BreitBurn Energy Partners L.P. of our report dated July 18, 2008 relating to the consolidated balance sheet of BreitBurn GP, LLC, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
July 18, 2008